                                                                    EXHIBIT 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                 March 31, 2003

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

    CASE NAME: FLORSHEIM GROUP INC.     CASE NO.         02 B 08209
             ----------------------                   ----------------

                            SUMMARY OF CASH ACCOUNTS
                         -------------------------------


ENDING BALANCE IN:                                        02/28/03                  03/31/03
                                                       --------------            --------------


       BT Commercial                                   $           -            $          -

       Associated Bank                                      10,579.85                15,206.21

       D'Ancona & Pflaum - Client
         Trust Account                                     132,301.26               120,866.03

                                                       --------------           --------------
       TOTAL                                           $   142,881.11           $   136,072.24
                                                       ==============           ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                         CASH RECEIPTS - MARCH 31, 2003






         Date                                     BT COMMERCIAL 1)
         ----                                     --------------

       03/01/03                                   $         -
       03/02/03                                             -
       03/03/03                                             -
       03/04/03                                             -
       03/05/03                                             -
       03/06/03                                             -
       03/07/03                                             -
       03/08/03                                             -
       03/09/03                                             -
       03/10/03                                             -
       03/11/03                                             -
       03/12/03                                             -
       03/13/03                                             -
       03/14/03                                             -
       03/15/03                                             -
       03/16/03                                             -
       03/17/03                                             -
       03/18/03                                             -
       03/19/03                                             -
       03/20/03                                             -
       03/21/03                                             -
       03/22/03                                             -
       03/23/03                                             -
       03/24/03                                             -
       03/25/03                                             -
       03/26/03                                             -
       03/27/03                                             -
       03/28/03                                    365,000.00    2)
       03/29/03                                             -
       03/30/03                                             -
       03/31/03                                             -
                                              ---------------
     TOTAL RECEIPTS                              $ 365,000.00
                                              ===============





              NOTES:

              1) Certain wire payments are made directly into this account.
                 The amounts are cleared daily to the loan account.
              2) Transfer of excess cash from Associated Bank to BT
                 Commercial for loan paydown.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                         CASH RECEIPTS - MARCH 31, 2003



                DATE                           ASSOCIATED BANK
                ----                           ---------------
               03/01/03                             $          -
               03/02/03                                        -
               03/03/03                                    31.01 1)
               03/04/03                                        -
               03/05/03                                        -
               03/06/03                                        -
               03/07/03                                        -
               03/08/03                                        -
               03/09/03                                        -
               03/10/03                                        -
               03/11/03                                        -
               03/12/03                                        -
               03/13/03                                        -
               03/14/03                                15,600.00 2)
               03/15/03                                        -
               03/16/03                                        -
               03/17/03                                        -
               03/18/03                                        -
               03/19/03                                 1,219.17 3)
               03/20/03                                        -
               03/21/03                                   495.25 4)
               03/22/03                                        -
               03/23/03                                        -
               03/24/03                               487,242.83 5)
               03/25/03                                        -
               03/26/03                                 3,876.16 6)
               03/27/03                                        -
               03/28/03                                        -
               03/29/03                                        -
               03/30/03                                        -
               03/31/03                                        -
                                           ----------------------
             TOTAL RECEIPTS                         $ 508,464.42
                                           ======================

                        NOTES:
                        ------
                        1) Deposit refund.
                        2) Bank borrowings.
                        3) Includes state payroll tax refunds - $73.87, deposit
                           refund - $29.30, collections of accounts receivable
                           - $1,116.00.
                        4) Close out of 401K trust account.
                        5) Proceeds from real estate tax appeal.
                        6) Settlement of vendor credit - $27.37, payroll tax
                           refunds - $3,848.79.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                         CASH RECEIPTS - MARCH 31, 2003

                                        D'ANCONA & PFLAUM
                DATE                   CLIENT TRUST ACCOUNT
                ----                   --------------------
               03/01/03                                 $ -
               03/02/03                                   -
               03/03/03                                   -
               03/04/03                                   -
               03/05/03                                   -
               03/06/03                                   -
               03/07/03                                   -
               03/08/03                                   -
               03/09/03                                   -
               03/10/03                                   -
               03/11/03                                   -
               03/12/03                                   -
               03/13/03                                   -
               03/14/03                                   -
               03/15/03                                   -
               03/16/03                                   -
               03/17/03                                   -
               03/18/03                                   -
               03/19/03                                   -
               03/20/03                                   -
               03/21/03                            7,966.13 1)
               03/22/03                                   -
               03/23/03                                   -
               03/24/03                                   -
               03/25/03                                   -
               03/26/03                                   -
               03/27/03                                   -
               03/28/03                                   -
               03/29/03                                   -
               03/30/03                                   -
               03/31/03                                   -
                                    ------------------------
            TOTAL RECEIPTS                       $ 7,966.13
                                    ========================


                        1)  Preference recoveries.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - MARCH 31, 2003




FLORSHEIM GROUP INC.                                               BT COMMERCIAL
                                                                   -------------
                            PAYMENTS
                            --------
                            Transfer to Loan Account                    $ 365,000.00




                                                               ----------------------
                            Total                                       $ 365,000.00
                                                               ======================


Note - Wire payments made directly into this account are cleared daily to the revolving loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - MARCH 31, 2003






FLORSHEIM GROUP INC.                                                       ASSOCIATED BANK
                                                                           ----------------

                        PAYMENTS
                        --------
                        Wholesale checks - see attached                          $ 138,806.06
                        Bank fees                                                       32.00

                                                                        ----------------------

                        Total Funds Out                                            138,838.06



                        Transfer excess cash to BT Commercial                      365,000.00



                                                                        ----------------------
                        Total                                                    $ 503,838.06
                                                                        ======================


                              FLORSHEIM GROUP INC.
                                 CHECK REGISTER
                                 ASSOCIATED BANK
                 FOR THE PERIOD MARCH 1, 2003 TO MARCH 31, 2003




-----------------    -------------------------     ------------------------     ----------------------    ----------------------
CHECK #              DATE                          PAYEE                        CASH ACCOUNT                             AMOUNT
-----------------    -------------------------     ------------------------     ----------------------    ----------------------
1103                 03/07/03                      JAMES FORD                          111040                        $ 1,000.00
1104                 03/07/03                      STEVE RHOADS                        111040                            600.00
1105                 03/07/03                      AMEREN UE                           111040                              9.90
1106                 03/07/03                      TRISTAR COMMUNICATIONS, I           111040                             14.00
1076                 03/14/03                      MISSOURI-AMERICAN WATER             111040                            232.41
1076V                03/14/03                      MISSOURI-AMERICAN WATER             111040                           -232.41
1107                 03/14/03                      JAMES FORD                          111040                          1,000.00
1108                 03/14/03                      STEVE RHOADS                        111040                            600.00
1109                 03/14/03                      AMEREN UE                           111040                         14,424.94
1110                 03/14/03                      SPRINT                              111040                            215.25
1111                 03/14/03                      D'ANCONA & PFLAUM                   111040                          3,088.00
1112                 03/14/03                      BENJAMIN S. ALVENDIA                111040                            256.30
1113                 03/21/03                      F. TERRENCE BLANCHARD               111040                             22.93
1114                 03/21/03                      JAMES FORD                          111040                          1,000.00
1115                 03/21/03                      STEVE RHOADS                        111040                            600.00
1116                 03/21/03                      MISSOURI-AMERICAN WATER             111040                            193.38
1117                 03/28/03                      F. TERRENCE BLANCHARD               111040                        102,765.78
1118                 03/28/03                      JAMES FORD                          111040                          1,000.00
1119                 03/28/03                      STEVE RHOADS                        111040                            600.00
1120                 03/28/03                      AMEREN UE                           111040                          2,117.11
1121                 03/28/03                      AMEREN UE                           111040                             19.80
1122                 03/28/03                      ADT SECURITY SYSTEM                 111040                          1,423.30
1123                 03/28/03                      SONNENBERG & ANDERSON               111040                          4,731.94
1124                 03/28/03                      FAGELHABER LLC                      111040                          1,360.50
1125                 03/28/03                      BAKER & MCKENZIE                    111040                            170.83
1126                 03/28/03                      STUART I. LEVIN, P.A.               111040                            150.00
1127                 03/28/03                      BENJAMIN S. ALVENDIA                111040                            252.10
1128                 03/28/03                      BOWNE OF CHICAGO INC                111040                          1,190.00
                                                                                                          ----------------------

                     Total                                                                                         $ 138,806.06
                                                                                                          ======================


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - MARCH 31, 2003





                                                                         D'ANCONA & PFLAUM
                                                                        CLIENT TRUST ACCOUNT
                                                                        --------------------

         DATE           PAYMENTS
         ----           --------
       03/03/03         Leslie T. Welsh Inc.                                      $ 1,449.39
       03/03/03         F. Terrence Blanchard                                       7,500.00
       03/31/03         Leslie T. Welsh Inc.                                        1,469.09
       03/31/03         Iron Mountain Records Management                              264.13
       03/31/03         F. Terrence Blanchard                                       8,718.75

                                                                       ----------------------
                        Total Funds Out                                          $ 19,401.36
                                                                       ======================


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    FLORSHEIM GROUP INC.             CASE NO.     02 B 08209
          ------------------------------               ----------------------


                             STATEMENT OF INVENTORY

                         FOR MONTH ENDING MARCH 31, 2003




          Beginning Inventory                                   $ -
                                              ----------------------

          Add: Purchases                                          -
                                              ----------------------

          Less: Cost of Goods Sold
              (cost basis)                                        -
                                              ----------------------

          Adjustments                                             -
                                              ----------------------

          Ending Inventory                                      $ -
                                              ======================


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                 MARCH 31, 2003


BT COMMERCIAL CORPORATION
LOAN ACCOUNT



                                                                                         POST-PETITION
                                                                                             LOAN
         DATE                     PAYMENTS                    BORROWINGS                    BALANCE
------------------------  -------------------------     ------------------------     ----------------------
       OPENING BALANCE                                                                       $9,440,771.50
       03/01/03                       $          -                  $         -               9,440,771.50
       03/02/03                                  -                            -               9,440,771.50
       03/03/03                                  -                            -               9,440,771.50
       03/04/03                                  -                            -               9,440,771.50
       03/05/03                                  -                            -               9,440,771.50
       03/06/03                                  -                            -               9,440,771.50
       03/07/03                                  -                            -               9,440,771.50
       03/08/03                                  -                            -               9,440,771.50
       03/09/03                                  -                            -               9,440,771.50
       03/10/03                                  -                            -               9,440,771.50
       03/11/03                                  -                            -               9,440,771.50
       03/12/03                                  -                            -               9,440,771.50
       03/13/03                                  -                            -               9,440,771.50
       03/14/03                                  -                            -               9,440,771.50
       03/15/03                                  -                            -               9,440,771.50
       03/16/03                                  -                    15,600.00 1)            9,456,371.50
       03/17/03                                  -                            -               9,456,371.50
       03/18/03                                  -                            -               9,456,371.50
       03/19/03                                  -                            -               9,456,371.50
       03/20/03                                  -                            -               9,456,371.50
       03/21/03                                  -                            -               9,456,371.50
       03/22/03                                  -                            -               9,456,371.50
       03/23/03                                  -                            -               9,456,371.50
       03/24/03                                  -                            -               9,456,371.50
       03/25/03                                  -                            -               9,456,371.50
       03/26/03                                  -                            -               9,456,371.50
       03/27/03                                  -                     3,711.90 3)            9,460,083.40
       03/28/03                         365,000.00 2)                         -               9,095,083.40
       03/29/03                                  -                            -               9,095,083.40
       03/30/03                                  -                            -               9,095,083.40
       03/31/03                                  -                            -              $9,095,083.40

                          -------------------------     ------------------------
Total                                 $ 365,000.00                  $ 19,311.90
                          =========================     ========================



          NOTES:
          1) Transfer to Associated Bank.
          2) Transfer from  BT Commercial.
          3) Payment of legal fees - Piper Rudnick.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:      FLORSHEIM GROUP INC.           CASE NO.      02 B 08209
          ---------------------------------            -----------------------


                          STATEMENT OF AGED RECEIVABLES

                       FOR THE MONTH ENDED MARCH 31, 2003

ACCOUNTS RECEIVABLE:

              Beginning of Month Balance                          $ 363,587
                                                      ----------------------

              Add: Sales on Account                                       -
                                                      ----------------------

              Less: Collections                                      (1,116)
                                                      ----------------------

              Adjustments                                              (684)
                                                      ----------------------

              End of the Month Balance                            $ 361,787
                                                      ======================

       Note - All accounts receivable are fully reserved.


                    0-30          31-60        61-90       OVER 90      END OF MONTH
                    DAYS          DAYS         DAYS         DAYS           TOTAL
                  ----------   ----------   ----------   ----------     ------------
                  $       -    $        -   $   (1,767)  $  363,554      $  361,787



                             ACCOUNTS PAYABLE AGING


                     0-30         31-60        61-90       Over 90      End of Month
                     Days         Days         Days         Days           Total
                  ----------   ----------   ----------   ----------     ------------
Wholesale         $   39,518   $   22,267   $   24,402   $  985,426      $1,071,613

Retail                     -            -            -       66,036          66,036

                  ----------   ----------   ----------   ----------      ----------
Total             $   39,518   $   22,267   $   24,402   $1,051,462      $1,137,649
                  ==========   ==========   ==========   ==========      ==========

* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:      FLORSHEIM GROUP INC.            CASE NO.      02 B 08209
          ----------------------------------            ------------------------


                                TAX QUESTIONNAIRE

                         FOR MONTH ENDING MARCH 31, 2003

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

           1.  Federal Income Taxes                    Yes (x)         No (  )
           2.  FICA withholdings                       Yes (x)         No (  )
           3.  Employee's withholdings                 Yes (x)         No (  )
           4.  Employer's FICA                         Yes (x)         No (  )
           5.  Federal Unemployment Taxes              Yes (x)         No (  )
           6.  State Income Taxes                      Yes (x)         No (  )
           7.  State Employee withholdings             Yes (x)         No (  )
           8.  All other state taxes                   Yes (x)         No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                        /s/ F. Terrence Blanchard
                                        --------------------------------
                                        For the Debtor In Possession (Trustee)



                                        Print or type name and capacity of
                                        person signing this Declaration:

                                        F. Terrence Blanchard
                                        ---------------------------------------

                                        President and Chief Financial Officer
                                        Florsheim Group Inc.
DATED: April 28, 2003